UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 2, 2021

Landmark Infrastructure Partners LP

(Exact name of registrant as specified in its charter)

Delaware	001-36735	61-1742322
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

400 Continental Blvd., Suite 500

El Segundo, CA 90245

(Address of principal executive office) (Zip Code)

(310) 598-3173

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units, Representing Limited Partner Interests	LMRK	NASDAQ Global Market
8.0% Series A Cumulative Redeemable Preferred Units, $25.00 par value	LMRKP	NASDAQ Global Market
7.9% Series B Cumulative Redeemable Preferred Units, $25.00 par value	LMRKO	NASDAQ Global Market
Series C Floating-to-Fixed Rate Cumulative Redeemable Perpetual Convertible Preferred Units, $25.00 par value	LMRKN	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.01	Change in Control of Registrant.

Landmark Dividend LLC Transaction

On June 2, 2021, pursuant to the terms of the previously disclosed Purchase and Sale Agreement (the “Purchase Agreement”) by and between certain affiliates of Digital Colony Management, LLC, a leading global digital infrastructure investment firm (“Digital Colony”), and Landmark Dividend Holdings II LLC (“Holdings”), Digital Colony has completed the acquisition (the “Sponsor Acquisition”) of Landmark Dividend LLC, a real estate acquisition and development company (“Dividend”) and the sponsor of Landmark Infrastructure Partners LP (the “Partnership”).

Prior to the Sponsor Acquisition, Dividend owned, among other things, (i) approximately 13.2% of the Partnership’s outstanding common units representing limited partner interests (“common units”) and (ii) 100% of the Partnership’s general partner (the “General Partner”), which owns a non-economic general partner interest in the Partnership and 100% of the Partnership’s incentive distribution rights. The parties to the Purchase Agreement did not specifically allocate any portion of the consideration paid under such Purchase Agreement to the acquisition of the General Partner.

As a result of the Sponsor Acquisition, Digital Colony now owns and controls the General Partner, and thereby has the ability to appoint all of the members of the board of directors of the General Partner (the “Board”). Digital Colony also owns approximately 13.2% of the Partnership’s outstanding common units.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Directors

In connection with the consummation of the Sponsor Acquisition, Matthew P. Carbone, Edmond G. Leung and James F. Brown stepped down from their respective roles as members of the Board. Mr. Carbone and Mr. Leung are affiliated with American Infrastructure Funds, LLC and its investment funds, the indirect majority owner of Holdings, and Mr. Brown is affiliated with AVG Holdings, LP, an indirect investor in Holdings. The decision of each of Mr. Carbone, Mr. Leung and Mr. Brown to step down as a member of the Board was not the result of any disagreement with the General Partner or the Partnership on any matter relating to the operations, policies or practices of the General Partner or the Partnership.

Appointment of Directors

In connection with the vacancies created by the resignations described above, on June 2, 2021, the sole member of the General Partner of the Partnership, which is controlled by Digital Colony, appointed Steven Sonnenstein and Sadiq Malik as members of the Board. Additionally, Steven Sonnenstein was appointed as Chairman of the Board.

Officers or employees of Digital Colony who also serve as directors of the General Partner do not receive additional compensation for their service as a director of the General Partner. Accordingly, none of Steven Sonnenstein and Sadiq Malik will receive additional compensation for their respective service as a director of the General Partner.

Neither of Steven Sonnenstein nor Sadiq Malik has had any direct or indirect material interest in any transaction or series of similar transactions contemplated by Item 404(a) of Regulation S-K other than through his employment with Digital Colony. In addition, there are no arrangements or understandings between such newly-appointed directors and any other person pursuant to which they were appointed.

Subsequent to the transactions described above, the General Partner currently has 6 directors, including Arthur P. Brazy, Jr., the Chief Executive Officer of the General Partner. Keith Benson, Thomas Carey White III and Gerald A. Tywoniuk are independent as defined under the independence standards established by the Nasdaq Global Market and the Securities Exchange Act of 1934.

Item 8.01	Other Events.

On June 2, 2021, Digital Colony Acquisitions, LLC provided to the Board a non-binding proposal (the “Proposal”) to acquire, through a series of transactions, substantially all of the assets of the Partnership (the “Proposed Acquisition”). If the Proposed Acquisition is consummated, the Proposal contemplates that holders of common units not already owned by Digital Colony and its affiliates will receive consideration equal to $13.00 per common unit.

The Board intends to delegate authority to its conflicts committee to negotiate the terms of the Proposed Acquisition on behalf of the unaffiliated Partnership unitholders. There is no assurance that any transaction will be consummated.

Forward Looking Statements

This current report on Form 8-K contains certain statements that are “forward-looking” statements. You can identify forward-looking statements by the use of words such as “may,” “should,” “would,” “could,” “estimates,” “predicts,” “potential,” “continue,” “anticipates,” “believes,” “plans,” “expects,” “future” and “intends” and similar expressions which are intended to identify forward-looking statements. These forward-looking statements include statements concerning the Proposed Acquisition, including the terms of the Proposed Acquisition and the approval of the Proposed Acquisition. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. We undertake no obligation to publicly release the result of any revisions to any such forward-looking statements that may be made to reflect events or circumstances that occur, or which we become aware of, after the date hereof.

Important Notice to Investors

This Current Report on Form 8-K does not constitute an offer to buy or solicitation of an offer to sell any securities or a solicitation of any vote or approval. This Current Report on Form 8-K contains information relating to a proposal that Digital Colony has made for a business combination transaction with the Partnership. In connection with the Proposed Acquisition and subject to future developments, the Partnership may file a proxy statement and other documents with the U.S. Securities and Exchange Commission (the “SEC”). INVESTORS AND SECURITY HOLDERS OF THE PARTNERSHIP ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY (IF AND WHEN THEY BECOME AVAILABLE) AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ANY PROPOSED TRANSACTION. Any definitive proxy statement (if and when available) will be mailed to unitholders of the Partnership. Investors and security holders will be able to obtain free copies of these documents (if and when they become available) and other documents filed with the SEC by the Partnership through the web site maintained by the SEC at http://www.sec.gov. Free copies of any definitive proxy statement (if and when available) and other documents filed with the SEC can also be obtained by directing a request to Marcelo Choi (Vice President, Investor Relations) by phone at (213) 788-4528 or by email at ir@landmarkmlp.com.

The Partnership and the directors and executive officers of the General Partner and certain other persons may be deemed to be participants in the solicitation of proxies with respect to a Proposed Acquisition or any other proposed business combination between the Partnership and Digital Colony. Information regarding the directors and executive officers of the General Partner is available in the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2020, filed with the SEC on March 22, 2021. Other information regarding the participants in any proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC (if and when they become available).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Landmark Infrastructure Partners LP

	By:	Landmark Infrastructure Partners GP LLC, its general partner

Dated: June 2, 2021	By:	/s/ George P. Doyle
	Name:	George P. Doyle
	Title:	Chief Financial Officer and Treasurer

4